AMERICAN CENTURY MUTUAL FUNDS, INC.

PROSPECTUS SUPPLEMENT

GROWTH * ULTRA * SELECT * VISTA * HERITAGE

SUPPLEMENT DATED NOVEMBER 9, 1999 * PROSPECTUS DATED MARCH 1, 1999

The following replaces the fifth through seventh paragraphs on page 9 of the Investor Class, Advisor Class and Institutional Class prospectuses.

Select

JAMES E. STOWERS III

Mr. Stowers, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He also is the Chief Investment Officer--U.S. Growth Equities and as such oversees the investment discipline used for Select and six other growth funds. He has a bachelor's degree in finance from Arizona State University.

KEN H. CRAWFORD

Mr. Crawford, Portfolio Manager, has been a member of the team that manages Select since June 1999. He joined American Century in June 1995 as an Investment Analyst and was promoted to Portfolio Manager in June 1999. From June 1995 to December 1997 he served as an Investment Analyst on the Select team and from December 1997 to June 1999 on the Growth team. Before joining American Century, he was an Investment Analyst for Texas Commerce Bank. He has a bachelor's degree in economics and a master's degree in finance from the University of Wisconsin.


Harold S. Bradley has resigned as a Portfolio Manager for the Heritage Fund in order to focus on other responsibilities within American Century. Until another Portfolio Manager is named, Linda Peterson and the rest of the Heritage team will continue to manage the fund, with the assistance of James E. Stowers III, Chief Executive Officer and Chief Investment Officer - U.S. Growth Equities. As a result, the third paragraph on page 10 of the Investor Class, Advisor Class and Institutional Class prospectuses is deleted.


The following replaces the chart and first two paragraphs on page 14 of the Investor Class prospectus.

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account, the minimum investments are:

Individual or Joint                        $2,500
Traditional IRA                            $1,000
Roth IRA                                   $1,000
Education IRA                              $500
UGMA/UTMA                                  $2,500
403(b)                                     No minimum
Qualified Retirement Plans                 $2,500(1)

(1) The minimum investment requirements may be different for some types of retirement accounts.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your redemption activity causes your account balance to fall below the minimum initial investment amount, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American Century will redeem the shares in the account and send the proceeds to your address of record.


The Financial Highlights for the Heritage Fund on page 24 of the Investor Class prospectus, page 28 of the Advisor Class prospectus and page 30 of the Institutional Class prospectus are replaced with the following:

HERITAGE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended October 31

PER-SHARE DATA
                                           1998          1997          1996         1995           1994

Net Asset Value, Beginning of Year ...... $14.86        $12.24        $11.75       $10.32         $11.03
                                         ----------------------------------------------------------------
Income From Investment Operations
     Net Investment Income ..............   0.03(1)       0.01(1)      --(1)         0.05(1)        0.07
     Net Realized and Unrealized Gain
       (Loss) on Investment
       Transactions .....................  (2.14)         3.41          1.15         1.96          (0.21)
                                         ----------------------------------------------------------------
     Total From Investment Operations ...  (2.11)         3.42          1.15         2.01          (0.14)
                                         ----------------------------------------------------------------
Distributions
     From Net Investment Income .........  (0.07)        (0.09)        (0.05)       (0.03)         (0.06)
     From Net Realized Gains on
     Investment Transactions ............  (2.70)        (0.71)        (0.61)       (0.52)         (0.50)
     In Excess of Net Realized Gains ....    --            --            --         (0.03)         (0.01)
                                         ----------------------------------------------------------------
     Total Distributions ................  (2.77)        (0.80)        (0.66)       (0.58)         (0.57)
                                         ----------------------------------------------------------------
Net Asset Value, End of Year ............  $9.98        $14.86        $12.24       $11.75          $10.32
                                         ----------------------------------------------------------------
Total Return(2) ......................... (15.87)%       29.56%        10.44%       21.04%         (1.13)%

RATIOS/SUPPLEMENTAL DATA
                                            1998          1997          1996         1995          1994

Ratio of Operating Expenses
  to Average Net Assets .................   1.00%         1.00%         0.99%        0.99%         1.00%
Ratio of Net Investment Income
  to Average Net Assets .................   0.29%         0.05%          --          0.50%         0.70%
Portfolio Turnover Rate .................    148%           69%          122%         121%          136%
Net Assets, End of Year (in millions) ...    $978        $1,321        $1,083       $1,008          $897

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


SH-SPL-18793   9911

AMERICAN CENTURY MUTUAL FUNDS, INC.

Prospectus Supplement

New Opportunities

Supplement dated November 9, 1999  Prospectus dated March 1, 1999

Effective the close of business on November 22, 1999, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that day may continue to buy shares into accounts existing on that day.

Also effective November 22, 1999, the $500,000 maximum aggregate investment described on page 12 of the prospectus is eliminated.